SECURED PROMISSORY NOTE

Schedule No. 3804-001

JAMISON, PENNSYLVANIA

$1,734,000.00 **March 16, 2003**

FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND, the undersigned **THE SAGEMARK COMPANIES LTD.** (**"Obligor"**) hereby promises to pay to the order of **DVI FINANCIAL SERVICES INC.** (**"DVI"**) the principal sum of **$1,734,000.00**, together with interest thereon upon and subject to the following terms:

1. **Note.** This Note is one of the "**Notes**" as defined in that certain Master Loan Agreement, Contract No. 3804 by and between Obligor and DVI (such Master Loan Agreement, as the same may be amended, increased, decreased, modified, replaced, supplemented, renewed or extended from time to time, being the "**Loan Agreement**") and, as such, will be construed in accordance with all terms and conditions thereof, all of which are incorporated herein by reference. Capitalized terms not defined herein have the meanings as provided in the Loan Agreement. The holder of this Note is entitled to all the rights and remedies provided in the Loan Documents.

2. **Funding.** The proceeds of this Note will be advanced by DVI pursuant to Obligor's instructions set forth on **Rider C** attached hereto and made a part hereof.

3. **Commencement Date; Interim Interest.** This Note and the obligations evidenced hereby (except the obligations set forth on **Rider A**) will commence on the date hereof. The obligations of Obligor under **Rider A** will commence on the date all proceeds hereunder are fully funded (the "**Commencement Date**"). Any funds advanced by DVI hereunder prior to the Commencement Date will be subject to the terms and conditions of the appropriate **Rider D** attached hereto and made a part hereof. If the Commencement Date is other than the first or fifteenth day of a calendar month, (a) Obligor will pay to DVI (a) Interim Interest (as defined below) for each day commencing on the Commencement Date through, but not including, the Loan Payment Commencement Date (as defined below) and (b) the Loan Payments (as defined below) commencing on the first or fifteenth day of the calendar month next following the Commencement Date (the "**Loan Payment Commencement Date**"). Obligor authorizes DVI to change the applicable dates of the Loan Payments (as defined below) set forth on **Rider A** to conform with the terms of this Note, provided that a copy of the revised **Rider A** is delivered to Obligor. For purposes of this Note, "**Interim Interest**" means an amount equal to the quotient of (1) the sum of (x) the principal of **$1,734,000.00**, plus (y) the total interest accrued and payable during the term of this Note as set forth on **Rider A**, divided by (2) the term of this Note (as determined in days based on 30 days per month).

4. **Principal and Interest Payments.** The principal and interest of this Note will be paid in accordance with the payment schedule attached hereto as Rider A and made a part hereof (the "**Loan Payments**"), unless the amounts and times of payment have been adjusted as provided in this Note or in the Loan Agreement. In any event, all principal and interest is due and payable in full on Maturity Date (as defined on **Rider A**).

5. **Increase in Index.** Obligor acknowledges and agrees that the Loan Payments set forth on **Rider A** dated as of **March 16, 2003** include interest calculated using the **Thirty-one Month Treasury Note** rate in effect on **March 16, 2003** (the "**Base Index**"). Obligor agrees that if the Base Index increases prior to the date this Note is fully funded by DVI, DVI is authorized to automatically, and without any notice to Obligor (except to the extent expressly provided herein), adjust the Loan Payments to reflect such increase. If DVI so adjusts the Loan Payments, DVI will replace **Rider A** with a new **Rider A** dated as of the date of replacement and provide Obligor with a copy thereof.

6. **Default Interest.** At DVI's option, interest will accrue on the unpaid principal balance hereof and all other sums due from Obligor hereunder and under the Loan Documents following the occurrence and during the continuance of an Event of Default until the date of payment in full of such principal and all other sums due hereunder or under the Loan Documents at a fixed rate of 18% per annum (the "**Default Rate**"). Interest at the Default Rate will be collectible as part of any judgment hereunder and secured by the Collateral. Obligor acknowledges and agrees that the increase in the interest rate after the occurrence and during the continuance of an Event of Default is intended to compensate DVI for the added risks of maintaining a defaulted loan and is not intended as a premium, penalty, liquidated damages or reimbursement for internal or out-of-pocket costs associated therewith.

7. **Post Judgment Interest.** Any judgment obtained hereunder or under the Loan Documents will accrue interest at the Default Rate until paid.

8. **Computation.** Default interest will be computed on the basis of a year of three hundred sixty (360) days comprised of twelve (12) 30-day months and paid for the actual number of days elapsed.

9. **Late Payments.** If Obligor fails to make any payment due hereunder, including, without limitation, any payment due on the Maturity Date, when the same is due and payable and such failure continues for ten (10) calendar days, Obligor will pay on demand a one-time late fee equal to

five cents ($.05) for each one dollar ($1.00) of each late payment. Obligor recognizes that the failure to make payments hereunder when due will result in, and such fee is intended to compensate DVI for (a) DVI incurring additional expenses, (b) loss to DVI of the use of the money due and (c) frustration to DVI in meeting its other commitments.

10. **Non-Cancellable.** The obligations of Obligor hereunder are non-cancellable and may not be prepaid.

11. **Place of Payment.** All amounts due hereunder or under any of the Loan Documents will be payable in good funds and US Dollars, free and clear of all claims, demands and set-offs of Obligor against DVI or any other Person for any reason whatsoever. All payments due to DVI hereunder will be payable at 2500 York Road, Jamison, Pennsylvania, 18929, or at such other place as DVI, from time to time, may designate in writing.

12. **Collateral.** In addition to any other Collateral pledged to secure Obligor's obligations under the Loan Documents, the obligations of Obligor hereunder are secured, *inter alia*, by a first priority lien on, and security interest in, all of Obligor's right, title and interest in and to the personal property described on **Rider B** attached hereto and made a part hereof (the **"Equipment"**) and Obligor hereby grants to DVI a first priority lien on, and security interest in, the Equipment. With respect to the lien and security interest granted hereunder, DVI will be entitled to all rights and remedies given to DVI by Obligor under any Security Documents including interest calculated at the Default Rate.

13. **Default; Remedies.** Upon the occurrence and during the continuance of an Event of Default, DVI, at its option and without further notice to Obligor, may declare immediately due and payable the remaining Loan Documents including interest calculated at the Default Rate. Payment of such sums may be enforced and recovered in whole, or in part, at any time and from time to time, by one or more of the remedies provided to DVI in this Note, in the Loan Documents or as otherwise provided at law, in equity or otherwise, all of which remedies are cumulative and concurrent. The obligations of Obligor under this Note and the other Loan Documents are full recourse obligations of Obligor and are not limited to the Collateral.

14. Waivers. Except to the extent specifically required in the Loan Documents, Obligor and all endorsers hereby, jointly and severally, waive demand, notice of protest, notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note.

15. **Unenforceability.** If any provision of this Note is held invalid or unenforceable, the remainder of this Note will be unaffected thereby.

16. **Section Headings.** The Section headings herein are included for convenience only and may not be deemed to be a part of this Note.

17. **Governing Law.** ALL ACTS AND TRANSACTIONS HEREUNDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO ARE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT RESORT TO PRINCIPLES OF CONFLICTS OF LAWS.

18. **Binding Effect; Assignment.** This Note is binding upon and inures to the benefit of the Obligor and DVI and their respective successors and assigns, except that the Obligor will not have the right to assign or delegate its rights or obligations hereunder. DVI may at any time assign or grant participation in all or any portion of this Note and the amounts payable hereunder.

19. **Time of the Essence.** Time is of the essence in Obligor's performance of its obligations hereunder.

20. **Amendment.** This Note may be amended only by an instrument in writing that explicitly states that it amends this Note and is signed by the party against whom enforcement of the amendment is sought.

21. **Riders.** Any Riders identified in this Note are incorporated herein by reference and made a part hereof.

22. **Acceptance by DVI.** This Note will become effective as of the date first above written only upon written acceptance by DVI.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

SIGNATURE PAGE - SECURED PROMISSORY NOTE

IN WITNESS WHEREOF, Obligor, intending to be legally bound hereby, has executed this Note by its duly authorized representative effective as of the date first above written.

THE SAGEMARK COMPANIES LTD.

By: [signature]
Name: Ted Shapiro
Title: President and Chief Executive Officer

This Note is accepted by DVI effective as of **March 16, 2003**.

DVI FINANCIAL SERVICES INC.

By: [signature]
Name: **MARK J. GALLAGHER**
Title: **VICE PRESIDENT**
CHIEF CREDIT OFFICER

RIDER A TO SECURED PROMISSORY NOTE
(PAYMENT STREAM)

Schedule No. 3804-001

$1,734,000.00

JAMISON, PENNSYLVANIA
March 16, 2003

THE SAGEMARK COMPANIES LTD. ("**Obligor**") agrees to pay the principal and interest due under that certain **$1,734,000.00** Secured Promissory Note dated as of **March 16, 2003** given by Obligor to DVI Financial Services Inc. as follows:

Payment No.(s)	Date(s) Due	Amount of Each Payment (includes principal and interest)
1 - 6	Commencing on May 1, 2003 and continuing on the same day of each month thereafter through and including October 1, 2003;	$13,366.25
7 - 66	Commencing on November 1, 2003 and continuing on the same day of each month thereafter through and including October 1, 2008;	$36,205.74

The foregoing payment stream includes principal of **$1,734,000.00** and interest accrued and payable during the term of the foregoing Secured Promissory Note of **$518,541.90**.

The **"Maturity Date"** for this Rider is **October 1, 2008**.

RIDER B TO SECURED PROMISSORY NOTE
(EQUIPMENT DESCRIPTION)

Schedule No. 3804-001

Serial No.	Manufacturer	Year/Model	Description	Software Level
0201052	CTI, Inc.	2002	ECAT ACCEL PET System	7.2
			Leasehold Improvements	

All of the foregoing equipment, together with all parts and accessories therefore, all attachments, accessories and additions incorporated therein, attached thereto or used in connection therewith, all replacements and substitutions therefore and all income, proceeds and products thereof being collectively referred to in the attached **$1,734,000.00** Secured Promissory Note dated as of **March 16, 2003** as the "**Equipment**".

RIDER C TO SECURED PROMISSORY NOTE
(Funding Authorization)

Schedule No. 3804-001

FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED AND AFFIRMED, and intending to be legally bound, **THE SAGEMARK COMPANIES LTD.** (**"Obligor"**) hereby authorizes **DVI FINANCIAL SERVICES INC.** (**"DVI"**) to advance the proceeds of that certain **$1,734,000.00** Secured Promissory Note dated as of **March 16, 2003** in accordance with the following instructions:

(1) **$1,498,000.00** to CTI, Inc. (**"Payee"**) for CTI, Inc. for the ECAT ACCEL PET System (tax included). Payment should be made by wire transfer, pursuant to the instructions attached hereto, or check mailed to Payee at 810 Innovation Drive, Knoxville, TN 31412 or such other address as indicated on Payee's invoice.

(2) **$236,000.00** to the general contractor for Leasehold Improvements. Payments should be mailed to the general contractor at the address indicated on the application for payment.

IN WITNESS WHEREOF, Obligor has executed this Rider by its duly authorized representative effective as of **March 16, 2003**.

THE SAGEMARK COMPANIES LTD.

By: [signature]
Name: Ted Shapiro
Title: President and Chief Executive Officer

RIDER D TO SECURED PROMISSORY NOTE
(Progress Payments)

Schedule No. 3804-001

THIS RIDER D TO SECURED PROMISSORY NOTE (Progress Payments) ("Rider") is entered into effective as of **March 16, 2003**, by and between **DVI FINANCIAL SERVICES INC.** ("**DVI**") and **THE SAGEMARK COMPANIES LTD.** ("**Obligor**").

BACKGROUND

A. Obligor has requested that DVI advance certain proceeds of that certain Secured Promissory Note, Schedule No. 3804-001 (the "**Note**") prior to the Commencement Date of Rider A attached thereto to facilitate the delivery, installation and acceptance of certain equipment manufactured and/or distributed by **CTI, INC.** ("**Vendor**") and more particularly described on **Exhibit "A"** attached hereto (the "**Equipment**").

B. DVI is willing to advance such sums upon and subject to the terms and conditions contained in this Rider.

C. Capitalized terms not defined herein have the meanings as provided in the Note.

NOW, THEREFORE, in consideration of the mutual covenants and agrees set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, and intending to be legally bound hereby, the parties agree as follows:

1. **Purchase Order**. Obligor represents and warrants to DVI that the Purchase Order, or equivalent, attached hereto as **Exhibit "B"**, is a true and complete copy of the agreement between Obligor and Vendor with respect to the purchase of the Equipment by Obligor from Vendor (the "**Purchase Order**").

2. **Advances**. Obligor hereby authorizes DVI to, and DVI will, advance to Vendor, on behalf of Obligor, **$1,498,000.00** of the proceeds of the Note in the amounts and at the times specified below (the "**Progress Payments**"):

DATE OF PAYMENT	AMOUNT
Upon Order	$149,800.00
Upon Delivery	$1,198,400.00
Upon Acceptance	$149,800.00

Notwithstanding the foregoing, no Progress Payments will be advanced (a) after **April 23, 2003**, (b) in an amount which, when added to the sum of (i) all Progress Payments advanced to date, plus (ii) all taxes and delivery and installation expenses paid or payable by DVI with respect to the Equipment, whether or not to Vendor, would exceed **$1,498,000.00** or (c) if an Event of Default has occurred and is continuing.

3. **Interest**. To induce DVI to advance the Progress Payments to Vendor, Obligor agrees to pay DVI interest, monthly in arrears as billed by DVI, computed at a per annum rate of **9.25%** on the amounts advanced by DVI hereunder for the actual number of days such advances are outstanding. All accrued and unpaid interest hereunder will become due and payable on earlier of: (a) the date on which all Progress Payments to be advanced hereunder have been fully funded or (b) an Event of Default has occurred and is continuing. If Obligor fails to pay any interest within five (5) days of when due, DVI, at its option, may increase the interest rate payable hereunder to the Default Rate.

4. **Progress Payments**. On the date all Progress Payments to be advanced hereunder have been fully funded, Rider A to the Note will commence and all Progress Payments (not including accrued and unpaid interest due hereunder) will be deemed to constitute advances under the Note repayable in accordance with such Rider A.

5. **Repayment of Progress Payments**. Obligor will immediately pay to DVI all Progress Payments and accrued and unpaid interest hereunder (a) if the obligations of Obligor under Rider A to the Note do not commence by **April 23, 2003** or (b) upon demand by DVI, if an Event of Default has occurred and is continuing.

6. **No Warranty**. DVI SHALL NOT, BY VIRTUE OF EXECUTING THIS RIDER OR OTHERWISE, BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE DESIGN, FITNESS, CONDITION, MERCHANTABILITY OR DESCRIPTION OF, AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN THE EQUIPMENT, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN THE EQUIPMENT, OR AS TO THE FITNESS OF THE EQUIPMENT FOR ANY PARTICULAR TRADE OR BUSINESS, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER; it being agreed and understood by all parties that all such risks as between DVI and Obligor, are to be borne by Obligor.

7. **Purchase Order**. The terms, provisions, covenants and conditions of the Purchase Order will be and continue to remain in full force and effect and Obligor will not agree or become party to any assignment (other than to DVI or to any assignee of DVI), amendment, alteration, modification, cancellation or rescission of such Purchase Order, without the prior written consent of DVI, which may be unreasonably withheld.

This Rider will in no way alter DVI's rights in, or impose any obligations on DVI with respect to, the Purchase Order, or alter or otherwise affect DVI's rights under the Loan Documents. Obligor's obligations hereunder shall be in addition to all of Obligor's obligations under the Loan Documents. Obligor agrees that all Progress Payments advanced by DVI to Vendor are in all events an obligation of Obligor. Obligor may not assign its liabilities hereunder without the prior written consent of DVI, which consent will not be unreasonably withheld. DVI may assign any of its rights and remedies hereunder, and in the event of any such assignment by Obligor, Obligor's assignee will have and be vested with all of DVI's rights and remedies hereunder.

8. **Governing Law**. ALL ACTS AND TRANSACTIONS HEREUNDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO ARE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT RESORT TO PRINCIPLES OF CONFLICTS OF LAWS.

9. **No Third Party Beneficiaries or Agency.** The rights and benefits of this Rider and the Loan Documents do not inure to the benefit of any third party. Nothing contained herein is intended to permit or authorize Obligor to make any contract on behalf of DVI, nor will this Rider be construed as creating a partnership, agency, joint venture or making DVI an investor in Obligor.

10. **Acceptance by DVI**. This Rider will become effective as of the date first above written only upon written acceptance by DVI, as evidenced by the signature of an authorized officer of DVI on the signature page of this Rider.

IN WITNESS WHEREOF, the parties have executed this Rider by their duly authorized representatives effective as of the date first above written.

THE SAGEMARK COMPANIES LTD.

By: [signature]
Name: Ted Shapiro
Title: President and Chief Executive Officer

DVI FINANCIAL SERVICES INC.

By: [signature]
Name: **MARK J. GALLAGHER**
Title: **VICE PRESIDENT**
CHIEF CREDIT OFFICER

EQUIPMENT

One (1) CTI, Inc. ECAT ACCEL PET System

EXHIBIT "A"

To

RIDER D TO SECURED PROMISSORY NOTE
(Progress Payments)

PURCHASE ORDER

(See Attached)

EXHIBIT "B"

To

RIDER D TO SECURED PROMISSORY NOTE
(Progress Payments)

RIDER D TO SECURED PROMISSORY NOTE
(Progress Payments)

Schedule No. 3804-001

THIS RIDER D TO SECURED PROMISSORY NOTE (Progress Payments) ("**Rider**") is entered into effective as of **March 16, 2003**, by and between **DVI FINANCIAL SERVICES INC.** ("**DVI**") and **THE SAGEMARK COMPANIES LTD.** ("**Obligor**").

BACKGROUND

A. Obligor has requested that DVI advance certain proceeds of that certain Secured Promissory Note, Schedule No. 3804-001 (the "**Note**") prior to the Commencement Date of Rider A attached thereto to facilitate the delivery, installation and acceptance of certain leasehold improvements by various vendors (each a "**Vendor**") and more particularly described on **Exhibit "A"** attached hereto (collectively, as the same may be amended from time to time, the "**Improvements**").

B. DVI is willing to advance such sums upon and subject to the terms and conditions contained in this Rider.

C. Capitalized terms not defined herein have the meanings as provided in the Note.

NOW, THEREFORE, in consideration of the mutual covenants and agrees set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, and intending to be legally bound hereby, the parties agree as follows:

1. **Purchase Order**. Obligor represents and warrants to DVI that the Purchase Orders, or equivalent, attached or to be attached hereto as **Exhibit "B"**, are true and complete copies of the agreements between Obligor and each Vendor with respect to the purchase of the Improvements by Obligor from such Vendor (collectively, the "**Purchase Order**").

2. **Advances**. Obligor hereby authorizes DVI to, and DVI will, advance to Vendor, on behalf of Obligor, **$236,000.00** of the proceeds of the Note in the amounts and at the times specified in the applicable Purchase Order (collectively, the "**Progress Payments**").

Notwithstanding the foregoing, no Progress Payments will be advanced (a) after **April 23, 2003**, (b) in an amount which, when added to the sum of (i) all Progress Payments advanced to date, plus (ii) all taxes and delivery and installation expenses paid or payable by DVI with respect to the Improvements, whether or not to Vendor, would exceed **$236,000.00** or (c) if an Event of Default has occurred and is continuing.

3. **Interest**. To induce DVI to advance the Progress Payments to Vendor, Obligor agrees to pay DVI interest, monthly in arrears as billed by DVI, computed at a per annum rate of **9.25%** on the amounts advanced by DVI hereunder for the actual number of days such advances are outstanding. All accrued and unpaid interest hereunder will become due and payable on earlier of: (a) the date on which all Progress Payments to be advanced hereunder have been fully funded or (b) an Event of Default has occurred and is continuing. If Obligor fails to pay any interest within five (5) days of when due, DVI, at its option, may increase the interest rate payable hereunder to the Default Rate.

4. **Progress Payments**. On the date all Progress Payments to be advanced hereunder have been fully funded, Rider A to the Note will commence and all Progress Payments (not including accrued and unpaid interest due hereunder) will be deemed to constitute advances under the Note repayable in accordance with such Rider A.

5. **Repayment of Progress Payments**. Obligor will immediately pay to DVI all Progress Payments and accrued and unpaid interest hereunder (a) if the obligations of Obligor under Rider A to the Note do not commence by **April 23, 2003** or (b) upon demand by DVI, if an Event of Default has occurred and is continuing.

6. **No Warranty**. DVI SHALL NOT, BY VIRTUE OF EXECUTING THIS RIDER OR OTHERWISE, BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE DESIGN, FITNESS, CONDITION, MERCHANTABILITY OR DESCRIPTION OF, AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN THE IMPROVEMENTS, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN THE IMPROVEMENTS, OR AS TO THE FITNESS OF THE IMPROVEMENTS FOR ANY PARTICULAR TRADE OR BUSINESS, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER; it being agreed and understood by all parties that all such risks as between DVI and Obligor, are to be borne by Obligor.

7. **Purchase Order**. The terms, provisions, covenants and conditions of the Purchase Order will be and continue to remain in full force and effect and Obligor will not agree or become party to any assignment (other than to DVI or to any assignee of DVI), amendment, alteration, modification, cancellation or rescission of such Purchase Order, without the prior written consent of DVI, which may be unreasonably withheld. This Rider will in no way alter DVI's rights in, or impose any obligations on DVI with respect to, the Purchase Order, or alter or otherwise affect DVI's rights under the Loan Documents. Obligor's obligations hereunder shall be in addition to all of Obligor's obligations under the Loan Documents. Obligor agrees that all Progress Payments advanced by DVI to Vendor are in all events an obligation of Obligor. Obligor may not assign its liabilities hereunder without the prior written consent of DVI, which consent will not be unreasonably withheld. DVI may assign any of its

rights and remedies hereunder, and in the event of any such assignment by Obligor, Obligor's assignee will have and be vested with all of DVI's rights and remedies hereunder.

8. **Governing Law.** ALL ACTS AND TRANSACTIONS HEREUNDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO ARE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT RESORT TO PRINCIPLES OF CONFLICTS OF LAWS.

9. **No Third Party Beneficiaries or Agency.** The rights and benefits of this Rider and the Loan Documents do not inure to the benefit of any third party. Nothing contained herein is intended to permit or authorize Obligor to make any contract on behalf of DVI, nor will this Rider be construed as creating a partnership, agency, joint venture or making DVI an investor in Obligor.

10. **Acceptance by DVI.** This Rider will become effective as of the date first above written only upon written acceptance by DVI, as evidenced by the signature of an authorized officer of DVI on the signature page of this Rider.

IN WITNESS WHEREOF, the parties have executed this Rider by their duly authorized representatives effective as of the date first above written.

THE SAGEMARK COMPANIES LTD.

By: ______________________
Name: Ted Shapiro
Title: President and Chief Executive Officer

DVI FINANCIAL SERVICES INC.

By: ______________________
Name: **MARK J. GALLAGHER**
Title: **VICE PRESIDENT**
CHIEF CREDIT OFFICER

IMPROVEMENTS

Various Leasehold Improvements

EXHIBIT "A"

To

RIDER D TO SECURED PROMISSORY NOTE
(Progress Payments)

PURCHASE ORDER

(See Attached)

EXHIBIT "B"

To

RIDER D TO SECURED PROMISSORY NOTE
(Progress Payments)